Exhibit 99.01
News Release

MEDIA CONTACT:	INVESTOR CONTACT:
Kelly Schwager	Helyn Corcos
Symantec Corporation	Symantec Corporation
408-517-7329	408-517-8324
kelly_schwager@symantec.com	hcorcos@symantec.com
SYMANTEC REPORTS SOLID SECOND QUARTER EARNINGS
Results driven by large deals, demand for market-leading security and availability solutions
CUPERTINO, Calif. — Nov. 1, 2005 — Symantec Corp. (Nasdaq: SYMC) today reported results for the second quarter of fiscal year 2006, ended Sept. 30, 2005. GAAP revenue for the September 2005 quarter was $1.056 billion and non-GAAP revenue was $1.192 billion. Non-GAAP revenue includes $136 million of deferred revenue that has been eliminated from GAAP results as part of the purchase accounting associated with the acquisition of VERITAS Software Corporation. On a non-GAAP basis, revenue grew 8 percent over the September 2004 quarter’s combined non-GAAP revenue of $1.103 billion.
GAAP Results: The September quarter’s GAAP net loss was $251 million, resulting in fully diluted GAAP loss per share of $0.21. The loss was driven primarily by the write-off of $284 million in IPR&D expense associated with the acquisition of VERITAS, in addition to other merger-related acquisition and restructuring charges.
Non-GAAP Results: Non-GAAP net income was $273 million for the second quarter, 16 percent higher than the September 2004 quarter’s combined non-GAAP net income of $235 million. Non-GAAP fully diluted earnings per share for the quarter was $0.23, up 21 percent as compared to our combined non-GAAP earnings per share of $0.19 in the September 2004 quarter.
Non-GAAP results, as presented in the attached consolidated statements, exclude certain non-GAAP expenses, net of tax, and include VERITAS results of operations for the applicable periods, including adjustments based on the fair values of assets acquired and liabilities assumed as of the acquisition date of July 2, 2005, and deferred revenue that was eliminated as a result of purchase accounting for the VERITAS acquisition.
“We are very pleased with our first quarter of combined operations,” said John W. Thompson, Symantec chairman and chief executive officer. “Our team remained dedicated and focused on serving the needs of customers, resulting in solid September quarter results. We remain excited by the interest we’re seeing from both customers and partners around the world.”
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Symantec Reports Second Quarter Earnings

Revenue Components
For the quarter, Symantec’s worldwide enterprise security business, which includes Symantec’s enterprise security solutions, as well as response and managed security services, represented 22 percent of total revenue and grew 11 percent on a combined non-GAAP basis year-over-year. Symantec’s storage management segment, which includes Symantec’s cloning and imaging products and VERITAS’ Foundation Suite and Utility Computing solutions, represented 21 percent of total revenue and grew on a combined non-GAAP basis by six percent year-over-year. Symantec’s Data Protection segment, which is comprised of Backup Exec, Net Backup and Enterprise Vault solutions, delivered 24 percent of total revenue and grew two percent on a combined non-GAAP basis year-over-year. Symantec’s consumer business represented 29 percent of total revenue and grew ten percent on a combined non-GAAP basis year-over-year. Services revenue, which is comprised of consulting and education, represented four percent of total revenue and grew 41 percent on a combined non-GAAP basis year-over-year.
International revenues represented 49 percent of non-GAAP revenue in the second quarter and grew 15 percent on a combined non-GAAP basis over the same quarter last year. The Americas, including the United States, Latin America, and Canada, represented 56 percent of total revenue and grew 3 percent on a combined non-GAAP basis year-over-year. The Europe, Middle East, and Africa region represented 30 percent of total revenue and grew 11 percent on a combined non-GAAP basis year-over-year. Asia Pacific/Japan represented 13 percent of total revenue and grew 25 percent on a combined non-GAAP basis year-over-year.
December Quarter Forecast
For the December 2005 quarter, GAAP revenue is estimated at $1.165 billion. This excludes $98 million of deferred revenue that was lost through the purchase accounting for the VERITAS transaction. Including this deferred revenue, Symantec’s non-GAAP revenue for the December 2005 quarter is estimated at $1.263 billion, six percent higher than the combined non-GAAP revenue from last December.
GAAP fully diluted earnings per share for the December quarter is estimated at $0.10. Non-GAAP fully diluted earnings per share, including $98 million of VERITAS deferred revenue that was eliminated as part of the purchase accounting, and excluding all merger-related costs, restructuring charges, and deferred compensation expenses, is forecasted at $0.25.
Fiscal Year 2006 Forecast
For the fiscal year ending March 2006, GAAP revenue is estimated at $4.2 billion. This excludes $288 million of deferred revenue that was lost through the purchase accounting for the VERITAS transaction and $559 million of revenue related to VERITAS for the quarter ended March 31, 2005. Including the $288 million of deferred revenue lost through the purchase accounting and including the $559 million of VERITAS March quarter revenue. Symantec’s combined Non-GAAP revenue for fiscal 2006 is estimated at $5 billion, 8 percent higher than the combined non-GAAP revenue for fiscal 2005 of $4.625 billion.
GAAP fully diluted earnings per share for the fiscal year ending in March 2006 is estimated at $0.19. Non-GAAP fully diluted earnings per share, including the net income effect of VERITAS deferred revenue that was eliminated during the
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Symantec Reports Second Quarter Earnings

purchase accounting and including the VERITAS results for March 31, 2005 quarter, and excluding all merger-related costs, restructuring charges, and deferred compensation expenses, is estimated at $0.99.
Quarterly Highlights
•	Symantec signed 843 contracts worldwide worth more than $100,000 each, including 67 deals worth more than $1 million each, during the quarter. Forty percent of these deals included multiple Symantec enterprise products and services.

•	Symantec signed new or extended agreements with customers including the United States Air Force; Advanced Micro Devices, a leading provider of microprocessors, Flash memory devices, and silicon-based solutions for communications and computer companies worldwide; First American Corporation, one of the nation’s leading financial services organizations for business information; Constellation Energy, a FORTUNE 200 company and the nation’s largest competitive supplier of electricity to large commercial and industrial customers; Unisys, a global provider of information technology services; City of Chicago Business Information Services, a business improvement organization that assists city departments in redesigning business operations and leveraging technology to solve business issues; and Gwinnett County Public Schools, Georgia’s largest school system with over 140,000 students on 99 campuses in the metro Atlanta area.

•	International customers from the quarter included: Toronto Catholic District School Board, a religious educational community of 95,000 students in 201 elementary and secondary schools located throughout Canada’s largest city; Coop Danmark A/S, the leading consumer goods retailer in Denmark, with approximately 64,000 employees and DKK100 billion (US $16 billion) in annual revenue; and Financiera Compartamos, an enterprise dedicated to providing financial services for small and micro business in Mexico.
Conference Call
Symantec has scheduled a conference call for 5 p.m. ET/2 p.m. PT today to discuss the results of the second quarter of fiscal year 2006, ended Sept. 30, 2005, and to review guidance for the fiscal year 2006. Interested parties may access the conference call on the Internet at http://www.symantec.com/invest/index.html. To listen to the live call, please go to the Web site at least 15 minutes early to register, download, and install any necessary audio software. A replay and script of our officers’ remarks will be available on the investor relations’ home page shortly after the call is completed.
About Symantec
Symantec is the world leader in providing solutions to help individuals and enterprises assure the security, availability, and integrity of their information. Headquartered in Cupertino, Calif., Symantec has operations in more than 40 countries. More information is available at www.symantec.com.
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Symantec Reports Second Quarter Earnings

FORWARD LOOKING STATEMENTS: This press release contains statements regarding our financial and business results which may be considered forward-looking within the meaning of the U.S. federal securities laws, including statements relating to projections of future revenue and earnings per share. These statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied in this press release. Such risk factors include those related to: the success of the VERITAS merger, including successful integration of VERITAS’ businesses, maintenance of customer and partner relationships and leveraging of synergies; the sustainability of recent growth rates, particularly in consumer products; the anticipation of the growth of certain market segments, particularly enterprise security and international; the competitive environment in the software industry; changes to operating systems and product strategy by vendors of operating systems; general market conditions; fluctuations in currency exchange rates; the timing and market acceptance of new product releases and upgrades; whether Symantec can successfully develop new products and integrate acquired businesses, and the degree to which these products and businesses gain market acceptance. Actual results may differ materially from those contained in the forward-looking statements in this press release. Additional information concerning these and other risk factors is contained in the Risk Factors section of Symantec’s Form 10-Q for the quarter ended July 1, 2005. Symantec assumes no obligation to update any forward-looking information contained in this press release.
USE OF NON-GAAP FINANCIAL INFORMATION: In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Symantec reports non-GAAP financial results. Non-GAAP net income and earnings per share exclude certain non-GAAP expenses, net of tax, and include VERITAS results of operations for the applicable periods, including adjustments based on the fair values of assets acquired and liabilities assumed as of the acquisition date of July 2, 2005 and deferred revenue that was eliminated as a result of purchase accounting for the VERITAS acquisition. Symantec’s management believes these non-GAAP measures are useful to investors because they provide supplemental information that facilitates comparisons to prior periods. Management uses these non-GAAP measures to evaluate its financial results, develop budgets and manage expenditures. The method Symantec uses to produce non-GAAP results is not computed according to GAAP, may differ from the methods used by other companies and should not be regarded as a replacement for corresponding GAAP measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to the comparable GAAP results, which is attached to this release and can also be found on the investor relations page of Symantec’s Web site, along with additional pro forma financial information for the combined company, at www.symantec.com/invest/center.html.
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NOTE TO EDITORS: If you would like additional information on Symantec Corporation and its products, please view the Symantec Press Center at http://www.symantec.com/PressCenter/ on Symantec’s Web site. All prices noted are in US dollars and are valid only in the United States.
Symantec, the Symantec logo, VERITAS, and the VERITAS logo are trademarks or registered trademarks of Symantec Corporation or its affiliates in the United States and certain other countries. Additional company and product names may be trademarks or registered trademarks of the individual companies and are respectfully acknowledged.

SYMANTEC CORPORATION
GAAP Consolidated Statements of Operations
(In thousands, except per share data)

	Three Months Ended		Six Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
		(unaudited)
Net revenues	$1,055,864	$618,313	$1,755,806	$1,174,947
Cost of revenues:
Cost of sales	183,970	96,015	289,752	185,026
Amortization of acquired product rights	129,472	13,204	140,485	24,454

Cost of revenues	313,442	109,219	430,237	209,480
Gross profit	742,422	509,094	1,325,569	965,467
Operating expenses:
Sales and marketing	401,674	201,886	612,783	389,818
Research and development	187,313	83,816	278,546	156,700
General and administrative	59,379	27,578	89,767	51,863
Amortization of other intangible assets from acquisitions	48,309	1,142	50,048	2,034
Amortization of deferred stock-based compensation(1)	13,389	639	16,174	639
Acquired in-process research and development	284,000	—	284,000	2,262
Restructuring	1,452	1,916	4,926	2,776
Integration planning	5,253	—	13,154	—
Patent settlement	—	—	2,200	—

Total operating expenses	1,000,769	316,977	1,351,598	606,092
Operating income (loss)	(258,347)	192,117	(26,029)	359,375
Interest and other income, net	39,963	10,723	62,721	21,161
Interest expense	(7,503)	(5,291)	(7,503)	(10,582)

Income (loss) before income taxes	(225,887)	197,549	29,189	369,954
Provision for income taxes	25,441	61,926	81,884	117,054

Net income (loss)	$(251,328)	$135,623	$(52,695)	$252,900

Net income (loss) per share — diluted*	$(0.21)	$0.19	$(0.06)	$0.35

Shares used to compute net income (loss) per share — diluted*	1,172,130	736,538	941,727	735,644

(1)	Amortization of deferred stock-based compensation is allocated as follows:

Sales and marketing	$4,457	$246	$5,263	$246
Research and development	6,763	337	7,868	337
General and administrative	2,169	56	3,043	56

	$13,389	$639	$16,174	$639

*Share and per share amounts for the three and six months ended September 30, 2004 retroactively reflect the two-for-one stock split effected as a stock dividend, which occurred on November 19, 2004. For the three and six months ended September 30, 2004, diluted net income per share is calculated using the if-converted method. Under this method, the numerator excludes the interest expense from the 3% convertible subordinated notes, net of income tax, of $3.6M and $7.2M for the three and six months ended September 30, 2004, respectively, and the denominator includes shares issuable from the assumed conversion of the 3% convertible subordinated notes.

SYMANTEC CORPORATION
Consolidated Balance Sheets
(In thousands, except per share data)

	September 30,	March 31,
	2005	2005
	(Unaudited)
ASSETS
Current assets:
Cash and short-term investments	$4,433,332	$3,206,587
Trade accounts receivable, net	444,120	285,325
Inventories	14,024	19,118
Current deferred income taxes	146,305	97,279
Other current assets	196,160	79,973

Total current assets	5,233,941	3,688,282
Property and equipment, net	863,216	382,689
Acquired product rights, net	1,294,374	127,619
Other intangible assets, net	1,496,517	30,739
Goodwill	9,933,776	1,365,213
Other long-term assets	45,588	19,679

	$18,867,412	$5,614,221

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Convertible subordinated notes	$502,000	$—
Accounts payable	162,688	74,685
Accrued compensation and benefits	248,331	140,543
Current deferred revenue	1,379,403	1,215,537
Other accrued expenses	321,161	91,033
Income taxes payable	283,031	179,225

Total current liabilities	2,896,614	1,701,023
Long-term deferred revenue	132,606	114,724
Long-term deferred tax liabilities	708,910	88,613
Other long-term obligations	40,867	4,408
Stockholders’ equity:
Common stock	11,171	7,105
Capital in excess of par value	13,967,035	2,412,947
Accumulated other comprehensive income	160,364	191,938
Deferred stock-based compensation	(62,312)	(21,070)
Retained earnings	1,012,157	1,114,533

Total stockholders’ equity	15,088,415	3,705,453

	$18,867,412	$5,614,221

SYMANTEC CORPORATION
Reconciliation of Consolidated Statements of Operations to Non-GAAP Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30, 2005				Three Months Ended September 30, 2004
	GAAP	Non-GAAP			GAAP			Non-GAAP
	Symantec*	Adjustments		Non-GAAP	Symantec*	VERITAS**		Adjustments		Non-GAAP

Financial Statement Information
Net revenues (1)	$1,055,864	$136,280	A	$1,192,144	$618,313	$485,034	H	$—		$1,103,347
Cost of revenues:
Cost of sales (1)	183,970			183,970	96,015	75,690	H	(901)	D	171,789
						(66)	J
						901	K
						(52)	L
						202	M
Amortization of acquired product rights (1)	129,472	(129,472)	B	—	13,204	4,055	H	(85,355)	B	—
						(4,055)	I
						72,151	N

Total cost of revenue (2)	313,442	(129,472)		183,970	109,219	148,826		(86,256)		171,789
Gross profit (2)	742,422	265,752		1,008,174	509,094	336,208		86,256		931,558
Operating expenses:
Sales and marketing (1)	401,674	(770)	C	400,904	201,886	151,580	H			352,833
						(981)	J
						(28)	L
						376	M
Research and development (1)	187,313	(757)	C	186,556	83,816	83,580	H			166,963
						(614)	J
						(58)	L
						239	M
General and administrative (1)	59,379	(1,525)	C	57,854	27,578	46,389	H			73,536
						(24)	J
						(540)	L
						133	M
Amortization of other intangibles from acquisitions (1)	48,309	(48,309)	B	—	1,142	2,409	H	(47,906)	B	—
						(2,409)	I
						46,764	N
Amortization of deferred stock-based compensation (1)	13,389	(13,389)	D	—	639	4,733	K	(5,372)	D	—
Acquired in-process research and development (1)	284,000	(284,000)	B	—	—
Restructuring (1)	1,452	(1,452)	E	—	1,916			(1,916)	E	—
Integration planning (1)	5,253	(5,253)	F	—	—					—

Total operating expenses (2)	1,000,769	(355,455)		645,314	316,977	331,549		(55,194)		593,332

Operating income (loss) (2)	(258,347)	621,207		362,860	192,117	4,659		141,450		338,226
Interest and other income, net (1)	39,963			39,963	10,723	10,438	H			21,161
Interest expense (1)	(7,503)			(7,503)	(5,291)	(6,000)	H			(13,802)
						(2,511)	O

Income (loss) before income taxes (2)	(225,887)	621,207		395,320	197,549	6,586		141,450		345,585
Provision for income taxes (1)	25,441	97,107	G	122,548	61,926	39,299	H	37,434	G	110,587
						(28,072)	G

Net income (loss) (2)	$(251,328)	$524,100		$272,772	$135,623	$(4,641)		$104,016		$234,998

Net income(loss) per share:
Diluted (2)***	$(0.21)			$0.23	$0.19					$0.19
Shares used to compute net income (loss) per share:
Diluted (1)***	1,172,130			1,205,052	736,538					1,233,840	P

NOTES:

The above information reflects the combined results of Symantec Corporation (“Symantec”) and VERITAS Software Corporation (“VERITAS”), including amounts related to the amortization of fair value adjustments of assets acquired and liabilities assumed by Symantec as of the actual acquisition date of July 2, 2005. For comparative purposes, the information presented assumes that the acquisition took place on April 1, 2004. If the acquisition had taken place on April 1, 2004, the fair values of the assets and liabilities would have been different and actual results of operations would have been different from those presented above.

Additional non-GAAP adjustments consist of: non-cash charges related to acquisitions, such as the amortization of intangibles and stock-based compensation expense, and the write-off of in-process research and development; restructuring charges; integration planning costs; and the impact of other special items, such as other stock-based compensation expense, litigation matters, gain/loss on investments and related adjustments to provision for income taxes on our operating results. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(*) The results of operations include our results for the three months ended September 30, 2005 and 2004 and VERITAS beginning from July 2, 2005

(**) The results of operations include VERITAS’ historical results for the three months ended June 30, 2004, including amortization related to fair value adjustments based on the fair values of assets acquired and liabilities assumed as of the acquisition date of July 2, 2005.

(***) Share and per share amounts for the three and six months ended September 30, 2004 retroactively reflect the two-for-one stock split effected as a stock dividend, which occurred on November 19, 2004. For the three and six months ended September 30, 2004, diluted net income per share is calculated using the if-converted method. Under this method, the numerator excludes the interest expense from the 3% convertible subordinated notes, net of income tax, of $3.6M and $7.2M for the three and six months ended September 30, 2004, respectively, and the denominator includes shares issuable from the assumed conversion of the 3% convertible subordinated notes.

Footnotes:
1	Symantec includes these non-GAAP financial measures because we believe these measures are useful to investors in that they allow for greater transparency to certain line items in our financial statements. We have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures as provided herein.

2	Symantec’s management refers to these non-GAAP financial measures, such as non-GAAP operating margins and net income, in making operating decisions because the measures provide meaningful supplemental information regarding our operational performance and our ability to invest in research and development and fund acquisitions and capital expenditures. In addition, these non-GAAP financial measures facilitate management’s internal comparisons to our historical operating results and comparisons to competitors’ operating results. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures as provided herein.

A	To include VERITAS’ deferred revenue that was excluded as a result of adjustments to fair value.
B	To exclude non-cash charges of amortization of acquired product rights, amortization of other intangible assets and the write-off of acquired in-process research and development.
C	To exclude executive incentive bonuses related to the VERITAS acquisition.
D	To exclude amortization of deferred stock-based compensation.
E	To exclude charges relating to restructuring.
F	To exclude the Symantec and VERITAS integration planning costs.
G	To adjust the provision for income taxes to reflect the effect of the Non-GAAP adjustments on net income (loss).
H	To include VERITAS’ historical results of operations for the three months ended June 30, 2004.
I	To eliminate VERITAS’ historical amortization of developed technology and other intangible assets.
J	To eliminate VERITAS’ historical amortization of deferred stock-based compensation.
K	To amortize deferred stock-based compensation related to the VERITAS acquisition.
L	To amortize VERITAS’ lease obligation in excess of fair value.
M	To record additional depreciation expense on VERITAS’ property and equipment as a result of the adjustment to fair value.
N	To amortize acquired product rights and other intangible assets related to the VERITAS acquisition.
O	To amortize the discount on VERITAS’ convertible subordinated debt as a result of adjustment to fair value.
P	Diluted shares are equal to Symantec historical shares plus VERITAS historical shares multiplied by the exchange ratio of 1.1242.

SYMANTEC CORPORATION
Reconciliation of Consolidated Statements of Operations to Non-GAAP Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Six Months Ended September 30, 2005						Six Months Ended September 30, 2004
	GAAP			Non-GAAP			GAAP			Non-GAAP
	Symantec*	VERITAS**		Adjustments		Non-GAAP	Symantec*	VERITAS***		Adjustments		Non-GAAP
Financial Statement Information
Net revenues (1)	$1,755,806	$559,258	A	$136,280	J	$2,451,344	$1,174,947	$970,781	A			$2,145,728
Cost of revenues:
Cost of sales (1)	289,752	87,657	A	(901)	K	376,157	185,026	151,052	A	(1,802)	K	336,080
		(401)	B					(303)	B
		901	C	(1,057)	L			1,802	C
		(52)	D					(104)	D
		258	E					409	E
Amortization of acquired product rights (1)	140,485	7,424	A	(212,636)	M	—	24,454	7,879	A	(214,656)	M	—
		(7,424)	F					(7,879)	F
		72,151	G					190,202	G

Total cost of revenue (2)	430,237	160,514		(214,594)		376,157	209,480	343,058		(216,458)		336,080
Gross profit (2)	1,325,569	398,744		350,874		2,075,187	965,467	627,723		216,458		1,809,648
Operating expenses:
Sales and marketing (1)	612,783	165,652	A	(3,094)	L	773,607	389,818	294,618	A			681,261
		(1,396)	B	(770)	N			(3,862)	B
		(28)	D					(56)	D
		460	E					743	E
Research and development (1)	278,546	97,510	A	(2,700)	L	371,512	156,700	163,504	A			318,727
		(1,331)	B	(757)	N			(1,836)	B
		(58)	D					(116)	D
		302	E					475	E
General and administrative (1)	89,767	87,907	A	(1,525)	N	140,981	51,863	94,138	A			144,426
		(60)	B	(30,000)	O			(768)	B
		(540)	D	(4,826)	L			(1,080)	D
		258	E					273	E
Amortization of other intangibles from acquisitions (1)	50,048	2,430	A	(96,812)	M	—	2,034	4,803	A	(95,562)	M	—
		(2,430)	F					(4,803)	F
		46,764	G					93,528	G
Amortization of deferred stock-based compensation (1)	16,174	4,733	C	(20,907)	P	—	639	9,466	C	(10,105)	P	—
Acquired in-process research and development (1)	284,000			(284,000)	M	—	2,262	400	A	(2,262)	M	—
								(400)	F
Restructuring (1)	4,926			(4,926)	Q	—	2,776			(2,776)	Q	—
Integration planning (1)	13,154			(13,154)	L	—	—					—
Patent settlement (1)	2,200			(2,200)	R	—	—					—

Total operating expenses	1,351,598	400,173		(465,671)		1,286,100	606,092	649,027		(110,705)		1,144,414

Operating income (loss) (2)	(26,029)	(1,429)		816,545		789,087	359,375	(21,304)		327,163		665,234
Interest and other income, net (1)	62,721	15,532	A			78,253	21,161	21,764	A			42,925
Interest expense (1)	(7,503)	(5,198)	A			(15,212)	(10,582)	(11,702)	A			(27,306)
		(2,511)	H					(5,022)	H
Gain on strategic investments (1)	—	732	A	(732)	S	—	—	7,496	A	(7,496)	S	—

Income (loss) before income taxes (2)	29,189	7,126		815,813		852,128	369,954	(8,768)		319,667		680,853
Provision for income taxes (1)	81,884	47,042	A	166,225	I	268,727	117,054	85,427	A	79,608	I	217,873
		(26,424)	I					(64,216)	I

Net income (loss) (2)	$(52,695)	$(13,492)		$649,588		$583,401	$252,900	$(29,979)		$240,059		$462,980

Net income(loss) per share:
Diluted (2) ****	$(0.06)					$0.60	$0.35					$0.38
Shares used to compute net income (loss) per share:
Diluted (1) ****	941,727					971,042	735,644					1,234,364	T

The above information reflects the combined results of Symantec Corporation (“Symantec”) and VERITAS Software Corporation (“VERITAS”), including amounts related to the amortization of fair value adjustments of assets acquired and liabilities assumed by Symantec as of the actual acquisition date of July 2, 2005. For comparative purposes, the information presented assumes that the acquisition took place on April 1, 2004. If the acquisition had taken place on April 1, 2004, the fair values of the assets and liabilities would have been different and actual results of operations would have been different from those presented above.

Additional non-GAAP adjustments consist of: non-cash charges related to acquisitions, such as the amortization of intangibles and stock-based compensation expense, and the write-off of in-process research and development; restructuring charges; integration planning costs; and the impact of other special items, such as other stock-based compensation expense, litigation matters, gain/loss on investments and related adjustments to provision for income taxes on our operating results. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(*) The results of operations include our results for the six months ended September 30, 2005 and 2004 and VERITAS beginning from July 2, 2005

(**) The results of operations include VERITAS’ historical results for the three months ended March 31, 2005, including amortization related to fair value adjustments based on the fair values of assets acquired and liabilities assumed as of the acquisition date of July 2, 2005.

(***) The results of operations include VERITAS’ historical results for the six months ended June 30, 2004, including amortization related to fair value adjustments based on the fair values of assets acquired and liabilities assumed as of the acquisition date of July 2, 2005.

(****) Share and per share amounts for the three and six months ended September 30, 2004 retroactively reflect the two-for-one stock split effected as a stock dividend, which occurred on November 19, 2004. For the three and six months ended September 30, 2004, diluted net income per share is calculated using the if-converted method. Under this method, the numerator excludes the interest expense from the 3% convertible subordinated notes, net of income tax, of $3.6M and $7.2M for the three and six months ended September 30, 2004, respectively, and the denominator includes shares issuable from the assumed conversion of the 3% convertible subordinated notes.

Footnotes:
1.	Symantec includes these non-GAAP financial measures because we believe these measures are useful to investors in that they allow for greater transparency to certain line items in our financial statements. We have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures as provided herein.

2.	Symantec’s management refers to these non-GAAP financial measures, such as non-GAAP operating margins and net income, in making operating decisions because the measures provide meaningful supplemental information regarding our operational performance and our ability to invest in research and development and fund acquisitions and capital expenditures. In addition, these non-GAAP financial measures facilitate management’s internal comparisons to our historical operating results and comparisons to competitors’ operating results. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures as provided herein.

A	To include VERITAS’ historical results of operations for applicable periods
B	To eliminate VERITAS’ historical amortization of deferred stock-based compensation.
C	To amortize deferred stock-based compensation related to the VERITAS acquisition.
D	To amortize VERITAS’ lease obligation in excess of fair value.
E	To record additional depreciation expense on VERITAS’ property and equipment as a result of the adjustment to fair value.
F	To eliminate VERITAS’ historical amortization of developed technology, other intangible assets and the write-off of in-process research and development.
G	To amortize acquired product rights and other intangible assets related to the VERITAS acquisition.
H	To amortize the discount on VERITAS’ convertible subordinated debt as a result of adjustment to fair value.
I	To adjust the provision for income taxes to reflect the effect of the non-GAAP adjustments on net income (loss).
J	To include VERITAS’ deferred revenue that was excluded as a result of adjustments to fair value
K	To exclude amortization of deferred stock-based compensation.
L	To exclude the Symantec and VERITAS integration planning costs.
M	To exclude non-cash charges of amortization of acquired product rights, amortization of other intangible assets and the write-off of acquired in-process research and development.
N	To exclude executive incentive bonuses related to the VERITAS acquisition.
O	To exclude $30 million related to the proposed VERITAS settlement with the SEC.
P	To exclude amortization of deferred stock-based compensation.
Q	To exclude charges relating to restructuring.
R	To exclude patent settlement costs
S	To exclude gains/losses on strategic investments.
T	Diluted shares are equal to Symantec historical shares plus VERITAS historical shares multiplied by the exchange ratio of 1.1242.